                                                                    EXHIBIT 10.7

                                FUNDING AGREEMENT

This Funding Agreement ("Agreement") is dated as of 27 October 2004 and is

BETWEEN

World Gold Council, an Association established under Swiss Law, of 55 Old Broad
Street, London EC2M 1RX, England ("WGC"); and

World Gold Trust Services, LLC, a Delaware limited liability company, of 444
Madison Avenue, New York, NY 10022, USA (the "LLC").

TERM OF AGREEMENT
This Agreement will terminate on 31 December 2006, unless the parties agree, in writing, to an extension of this Agreement as described below.

AMOUNT AND PURPOSE OF THE FUNDING
WGC has paid to the LLC US$3,000,000 ("Funding Amount"). The Funding Amount is
to be used by the LLC, exclusively, to cover its expenses of operation for the period 1 January 2005 to 31 December 2006. The Funding Amount will be placed on deposit by the LLC until required.

REPAYMENT TERMS
On 31 December 2006 the LLC will repay to WGC the amount, if any, by which its income for the period 1 January 2005 to 31 December 2006 exceeds its expenses of operation for such period, with such payment not to exceed the Funding Amount.
The Funding Amount will be deemed to be included in the LLC's income for such period. Any difference (if positive) between the Funding Amount and the amount so paid (such difference, the "Reduction Amount") will be added to WGC's equity holding in the LLC, unless the parties agree, in writing, to an extension of this Agreement for the purpose of allowing the LLC to repay the Reduction Amount to the extent the income of the LLC exceeds the LLC's expenses of operation for the duration of such extension of this Agreement.

NO RECOURSE
WGC shall have no recourse of any kind against the LLC for the Funding Amount or the Reduction Amount.

INTEREST
No interest will be charged on the Funding Amount or the Reduction Amount.

GOVERNING LAW
The laws of England will govern this Agreement and the parties agree to submit to the non-exclusive jurisdiction of the courts of England.

                            [Signature Page Follows]

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IN WITNESS whereof, the authorised representatives of the parties have set their hand to this Agreement on the date set out above.

SIGNED on behalf of WORLD GOLD COUNCIL

By:
                           ................................
Name (Print)
                           ................................
Title:
                           ................................

SIGNED on behalf of WORLD GOLD TRUST SERVICES, LLC

By:
                           ................................
Name (Print)
                           ................................
Title:
                           ................................

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